UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 5, 2010 (August 5, 2010)

GOVERNMENT PROPERTIES INCOME TRUST

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

1-34364	26-4273474
(Commission File Number)	(IRS Employer Identification No.)

400 Centre Street, Newton, Massachusetts  02458

(Address of Principal Executive Offices)  (Zip Code)

617-219-1440

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On August 5, 2010, Government Properties Income Trust, or the Company, priced an underwritten public offering of 8,000,000 common shares of beneficial interest, $0.01 par value per share.  The Company expects to issue and deliver these shares on or about August 11, 2010.  The public offering price was $25.00 per share.  The Company expects to use the approximately $191 million of net proceeds of the offering (after estimated expenses and underwriters’ commissions) to repay amounts outstanding under the Company’s revolving credit facility and to fund general business activities, including possible future acquisitions.  The Company also granted the underwriters an option to purchase an additional 1,200,000 common shares to cover overallotments, if any.

A prospectus supplement relating to these common shares will be filed with the Securities and Exchange Commission.  This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

WARNING CONCERNING FORWARD LOOKING STATEMENTS

THIS REPORT CONTAINS FORWARD LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND OTHER FEDERAL SECURITIES LAWS.  THESE FORWARD LOOKING STATEMENTS ARE BASED ON THE COMPANY’S PRESENT EXPECTATIONS, BUT THESE FORWARD LOOKING STATEMENTS AND THEIR IMPLICATIONS ARE NOT GUARANTEED TO OCCUR AND MAY NOT OCCUR FOR VARIOUS REASONS.  FOR EXAMPLE:

•                                          THIS REPORT STATES THAT THE COMPANY EXPECTS TO ISSUE AND DELIVER THE COMMON SHARES ON OR ABOUT AUGUST 11, 2010.  IN FACT, THE ISSUANCE AND DELIVERY OF THESE SHARES IS SUBJECT TO VARIOUS CONDITIONS AND CONTINGENCIES AS ARE CUSTOMARY IN UNDERWRITING AGREEMENTS IN THE UNITED STATES.  IF THESE CONDITIONS ARE NOT SATISFIED OR THE SPECIFIED CONTINGENCIES DO NOT OCCUR, THIS OFFERING MAY NOT CLOSE.

•                                          THIS REPORT STATES THAT THE UNDERWRITERS HAVE BEEN GRANTED AN OPTION TO PURCHASE UP TO AN ADDITIONAL 1,200,000 COMMON SHARES TO COVER OVERALLOTMENTS, IF ANY.  AN IMPLICATION OF THIS STATEMENT MAY BE THAT THIS OPTION MAY BE EXERCISED IN WHOLE OR IN PART.  IN FACT, THE COMPANY DOES NOT KNOW WHETHER THIS OPTION, OR ANY PART OF IT, WILL BE EXERCISED, AND THE UNDERWRITERS MAY NOT DO SO.

FOR THESE REASONS, AMONG OTHERS, YOU SHOULD NOT PLACE UNDUE RELIANCE UPON FORWARD LOOKING STATEMENTS

Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits.

1.1           Underwriting Agreement, dated as of August 5, 2010, between Government Properties Income Trust and the underwriters named therein, pertaining to the sale of up to 9,200,000 of the Company’s common shares of beneficial interest.

5.1           Opinion of Venable LLP.

8.1           Opinion of Sullivan & Worcester LLP as to tax matters.

23.1         Consent of Venable LLP (contained in Exhibit 5.1).

23.2         Consent of Sullivan & Worcester LLP (contained in Exhibit 8.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOVERNMENT PROPERTIES INCOME TRUST

	By:	/s/ David M. Blackman
David M. Blackman
Treasurer and Chief Financial Officer

Dated: August 5, 2010